UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 4, 2024

Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)
(785)
575-6300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form
8-K
is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro,” and collectively with Evergy and Evergy Kansas Central, the “Evergy Companies”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 4, 2024, Kirkland B. Andrews resigned as Executive Vice President and Chief Financial
Officer
of
the
Evergy
Companies
effective on June 21, 2024 (the “Effective Date”). Mr. Andrews advised the Evergy Companies that his decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
On June 7, 2024, the Evergy Companies’ Boards of Directors (the “Board”) appointed Geoffrey T. Ley as Vice President, Acting
Chief
Financial Officer and Treasurer and designated him as the Evergy Companies’ principal financial officer effective on the Effective Date. Mr. Ley, age 50, served as Vice President, Financial Planning & Analysis from June 2021 through December 2022 when he became Vice President, Corporate Planning and Treasurer. Mr. Ley previously served as vice president and chief financial officer at Hunt Refining Company from 2019-2021 where he had primary oversight of the accounting, information technology, supply chain, and treasury functions. Prior to joining Hunt Refining, Mr. Ley was vice president and treasurer for Hunt Utility Services (2014-2019), the management company for InfraREIT, Inc. where he led the treasury, corporate planning and performance management functions. Before joining Hunt Utility Services, Mr. Ley served as the director of corporate finance at Energy Future Holdings Corporation, where he managed rating agency relationships and debt capital market activities. Mr. Ley held various corporate planning and treasury-related roles at TXU Corporation and Energy Future Holdings Corporation (2007-2014). Mr. Ley also worked for 10 years at
Frito-Lay
in various roles within research & development focused on developing and commercializing new products.
Mr. Ley holds a bachelor’s degree from Purdue University in chemical engineering and a master of business administration from Southern Methodist University.
In connection with his appointment as Acting Chief Financial Officer and Treasurer, Mr. Ley will continue to receive his current annual base salary of $344,000 and will continue to participate in the Evergy Companies’ annual incentive plan, with an initial target award equal to 50% of his base salary, and in the Evergy, Inc. Long Term Incentive Plan, with an initial target grant date award equal to 72.5% of his base salary. Mr. Ley will also receive additional compensation as follows for 2024: (i) two cash retention payments of $50,000 (payable June 21, 2024) and $175,000 (payable March 15, 2025) and (ii) an award of restricted stock units under the Evergy, Inc. Long Term Incentive Plan with annual tranche vesting over three years, 1/3 per year with an aggregate value of $250,000.
As a current officer of the Evergy Companies, Mr. Ley is already party to standard forms of the amended and restated
change-in-control
severance agreement, executive severance plan, and indemnification agreement. The forms of these agreements were previously filed as Exhibit 10.20 to the Evergy Companies’ combined Form
10-K
for the year ended December 31, 2023, Exhibit 10.1 to Evergy’s
Form 10-Q
for the quarter ended September 30, 2019, and Exhibit 10.2 to the Evergy Companies’ combined
Form 10-Q
for the quarter ended September 30, 2018, respectively.
There are no arrangements or understandings between Mr. Ley and any other person pursuant to which he was selected as an officer or director. In addition, there are no family relationships between Mr. Ley and any director or executive officer of the Evergy Companies, and Mr. Ley has not been party to any related person transactions with the Evergy Companies.

Item 7.01	Regulation FD Disclosure.
On June 10, 2024, Evergy issued a press release announcing Mr. Andrews’ resignation and the appointment of Mr. Ley, as described above. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The information under this Item 7.01 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information under this Item 7.01 and in Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Evergy, Inc., dated June 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this
report to
be
signed on
their
behalf
by
the undersigned hereunto duly authorized.

EVERGY, INC.

By:	/s/ Heather A. Humphrey
Name:	Heather A. Humphrey
Title:	Senior Vice President, General Counsel and Corporate Secretary

EVERGY KANSAS CENTRAL, INC.

By:	/s/ Heather A. Humphrey
Name:	Heather A. Humphrey
Title:	Senior Vice President, General Counsel and Corporate Secretary

EVERGY METRO, INC.

By:	/s/ Heather A. Humphrey
Name:	Heather A. Humphrey
Title:	Senior Vice President, General Counsel and Corporate Secretary
Date: June 10, 2024